Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of Cooperative Bankshares, Inc. (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                 By:/s/ Frederick Willetts, III
                                    --------------------------------------------
                                    Frederick Willetts, III
                                    President and Chief Executive Officer



                                 By:/s/ Todd L. Sammons
                                    --------------------------------------------
                                    Todd L. Sammons
                                    Senior Vice President and Chief Financial
                                     Officer

Date: March 17, 2004